Subsequent events after the Statement of Financial Position date	9 Months Ended
Sep. 30, 2022
Events After Reporting Period [Abstract]
Subsequent events after the Statement of Financial Position date	On October 31, 2022, the Company initiated a refinancing of its existing USD Term Loan B facility due May 2024. On November 8, 2022, it was announced that this loan will be repaid, financed by the issuance of a new $700.0 million senior secured term loan bearing interest at a rate per annum of SOFR plus 3.75% and a new €130.0 million senior secured term loan bearing interest at a rate per annum of EURIBOR plus 3.50%, each for a 7-year term. Concurrent to these transactions, the Company intends to close out the existing cross currency interest rate swaps associated with repaid loans and add new 5-year cross currency and interest rate swaps for the new loans. The transactions are expected to close on November 10, 2022